EXHIBIT 24.1

POWER OF ATTORNEY
Each of the undersigned Directors of PG&E Corporation, a California corporation (the “Corporation”) hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG, and JOSEPH C. YU, and each of them, as his or her attorneys-in-fact with full power of substitution and re-substitution to sign and file with the Securities and Exchange Commission (the “SEC”) in his or her capacity as a Director of the Corporation:
A.a registration statement (the “2021 Registration Statement”) to be filed with the SEC naming the Corporation as registrant, sponsor, and depositor with respect to the issuance of up to 44 million shares of common stock of PG&E Corporation in connection with awards granted pursuant to the PG&E Corporation 2021 Long-Term Incentive Plan (the “2021 Plan”), plus certain shares of common stock of PG&E Corporation that remain available for new awards under the PG&E Corporation 2014 Long-Term Incentive Plan or otherwise become available for reuse under the 2021 Plan, as more fully described in the 2021 Plan;
B.a post-effective amendment to the prior registration statements regarding shares of PG&E Corporation common stock reserved for issuance under PG&E Corporation 2014 Long-Term Incentive Plan (the “2014 Registration Statement Amendments” and, together with the 2021 Registration Statement, the “Registration Statements”) to be filed with the SEC as registrant, sponsor, and depositor reflecting that, as of the effective date of the 2021 Plan, certain of the shares reserved for issuance under the 2014 Plan will be available for issuance in connection with awards under the 2021 Plan; and

C.any and all amendments, supplements and other filings or documents related to such Registration Statements.

    Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
[Signature Page Follows]

The actions described above shall be effective on the date that the last member of the Board signs this document or a counterpart.

/s/ RAJAT BAHRI	/s/ CHERYL F. CAMPBELL
Rajat Bahri May 26, 2021	Cheryl F. Campbell May 22, 2021
/s/ KERRY W. COOPER	/s/ JESSICA L. DENECOUR
Kerry W. Cooper May 21, 2021	Jessica L. Denecour May 21, 2021
/s/ MARK E. FERGUSON, III	/s/ ROBERT C. FLEXON
Mark E. Ferguson, III May 25, 2021	Robert C. Flexon May 24, 2021
/s/ W. CRAIG FUGATE	/s/ ARNO L. HARRIS
W. Craig Fugate May 24, 2021	Arno L. Harris May 26, 2021
/s/ MICHAEL R. NIGGLI	/s/ PATRICIA K. POPPE
Michael R. Niggli May 23, 2021 /s/ DEAN L. SEAVERS	Patricia K. Poppe May 21, 2021 /s/ WILLIAM L. SMITH
Dean L. Seavers May 22, 201	William L. Smith May 24, 2021
/s/ OLUWADARA J. TRESEDER	/s/ BENJAMIN F. WILSON
Oluwadara J. Treseder May 24, 2021	Benjamin F. Wilson May 24, 2021

POWER OF ATTORNEY
Patricia K. Poppe, the undersigned, Chief Executive Officer of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG, and JOSEPH C. YU, and each of them, as her attorneys-in-fact with full power of substitution and re-substitution to sign and file with the Securities and Exchange Commission (the “SEC”) in her capacity as Chief Executive Officer (principal executive officer) of the Corporation:
A.a registration statement (the “2021 Registration Statement”) to be filed with the SEC naming the Corporation as registrant, sponsor, and depositor with respect to the issuance of up to 44 million shares of common stock of PG&E Corporation in connection with awards granted pursuant to the PG&E Corporation 2021 Long-Term Incentive Plan (the “2021 Plan”), plus certain shares of common stock of PG&E Corporation that remain available for new awards under the PG&E Corporation 2014 Long-Term Incentive Plan or otherwise become available for reuse under the 2021 Plan, as more fully described in the 2021 Plan;
B.a post-effective amendment to the prior registration statements regarding shares of PG&E Corporation common stock reserved for issuance under PG&E Corporation 2014 Long-Term Incentive Plan (the “2014 Registration Statement Amendments” and, together with the 2021 Registration Statement, the “Registration Statements”) to be filed with the SEC as registrant, sponsor, and depositor reflecting that, as of the effective date of the 2021 Plan, certain of the shares reserved for issuance under the 2014 Plan will be available for issuance in connection with awards under the 2021 Plan; and

C.any and all amendments, supplements and other filings or documents related to such Registration Statements.
     The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ PATRICIA K. POPPE
Patricia K. Poppe May 21, 2021

POWER OF ATTORNEY
Christopher A. Foster, the undersigned, Executive Vice President and Chief Financial Officer of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG, and JOSEPH C. YU, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission (the “SEC”) in his capacity as Executive Vice President and Chief Financial Officer (principal financial officer) of the Corporation:

A.a registration statement (the “2021 Registration Statement”) to be filed with the SEC naming the Corporation as registrant, sponsor, and depositor with respect to the issuance of up to 44 million shares of common stock of PG&E Corporation in connection with awards granted pursuant to the PG&E Corporation 2021 Long-Term Incentive Plan (the “2021 Plan”), plus certain shares of common stock of PG&E Corporation that remain available for new awards under the PG&E Corporation 2014 Long-Term Incentive Plan or otherwise become available for reuse under the 2021 Plan, as more fully described in the 2021 Plan;
B.a post-effective amendment to the prior registration statements regarding shares of PG&E Corporation common stock reserved for issuance under PG&E Corporation 2014 Long-Term Incentive Plan (the “2014 Registration Statement Amendments” and, together with the 2021 Registration Statement, the “Registration Statements”) to be filed with the SEC as registrant, sponsor, and depositor reflecting that, as of the effective date of the 2021 Plan, certain of the shares reserved for issuance under the 2014 Plan will be available for issuance in connection with awards under the 2021 Plan; and

C.any and all amendments, supplements and other filings or documents related to such Registration Statements.
The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ CHRISTOPHER A. FOSTER
Christopher A. Foster May 26, 2021

POWER OF ATTORNEY
David S. Thomason, the undersigned, Vice President and Controller of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission (the “SEC”) in his capacity as Vice President and Controller (principal accounting officer) of the Corporation:

A. a registration statement (the “2021 Registration Statement”) to be filed with the SEC naming the Corporation as registrant, sponsor, and depositor with respect to the issuance of up to 44 million shares of common stock of PG&E Corporation in connection with awards granted pursuant to the PG&E Corporation 2021 Long-Term Incentive Plan (the “2021 Plan”), plus certain shares of common stock of PG&E Corporation that remain available for new awards under the PG&E Corporation 2014 Long-Term Incentive Plan or otherwise become available for reuse under the 2021 Plan, as more fully described in the 2021 Plan;
B.a post-effective amendment to the prior registration statements regarding shares of PG&E Corporation common stock reserved for issuance under PG&E Corporation 2014 Long-Term Incentive Plan (the “2014 Registration Statement Amendments” and, together with the 2021 Registration Statement, the “Registration Statements”) to be filed with the SEC as registrant, sponsor, and depositor reflecting that, as of the effective date of the 2021 Plan, certain of the shares reserved for issuance under the 2014 Plan will be available for issuance in connection with awards under the 2021 Plan; and

C.any and all amendments, supplements and other filings or documents related to such Registration Statements.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ DAVID S. THOMASON
David S. Thomason May 25, 2021